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                                                              EXHIBIT 10.43

                             PURCHASE AND SALE AGREEMENT
                               AND ESCROW INSTRUCTIONS


                      (940 Clopper Road, Gaithersburg, Maryland)


                                    BY AND BETWEEN

                     THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                                         AND

                        ALEXANDRIA REAL ESTATE EQUITIES, INC.
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                            PURCHASE AND SALE AGREEMENT
                               AND ESCROW INSTRUCTIONS

                      (940 Clopper Road, Gaithersburg, Maryland)

         This Purchase and Sale Agreement and Escrow Instructions ("Agreement") is made this ____ day of __________, 1997, between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, a Texas corporation ("Seller"), and ALEXANDRIA REAL ESTATE EQUITIES, INC., a Maryland corporation ("Purchaser"), effective on the date ("Effective Date"), a fully executed counterpart of this Agreement is receipted by the Escrow Agent (defined below), for the purposes of setting forth the agreement of Seller and Purchaser and of instructing the Escrow Agent with respect to the transactions contemplated by this Agreement.

                                     WITNESSETH:

    1. DEFINITIONS. As used in this Agreement and any exhibits annexed hereto, unless the context otherwise requires or is otherwise herein expressly provided, the following terms shall have the following meanings:

     (a) AGENT: The Carey Winston Company, One Thomas Circle, Suite 1000, Washington, D.C. 20005, Attention: Mr. John E. Duffy, as Agent for Seller only; and Smithy Braedon/ONCOR International, 6550 Rock Springs Drive, Bethesda, Maryland 20817-1132, as Agent for Purchaser, only.

     (b) CASH: Cash shall mean legal tender of the United States for the payment of debts, or a certified check or cashier's check or wire transfer of current funds, the particular one of the aforesaid modes of payment to be determined by Purchaser.

     (c) CLOSING DATE: The fifteenth (15th) day after the Due Diligence Termination Date or the next business day if such date falls on a weekend or legal holiday or such other day as may be agreed upon in writing by Seller and Purchaser.

     (d) DUE DILIGENCE TERMINATION DATE: The last day of the Inspection Period (I.E., the forty-fifth (45th) day after the Effective Date).

     (e) EARNEST MONEY: The sum of (i) the "Initial Earnest Money" of Fifty Thousand and No/100 Dollars ($50,000.00), Cash, which Purchaser shall deposit with the Escrow Agent contemporaneously with the deposit of this Agreement with the Escrow Agent and (ii) the "Interim Earnest Money" of One Hundred Thousand and No/100 Dollars ($100,000.00), Cash, which Purchaser shall deposit with the Escrow Agent on or before the Due Diligence Termination Date. Immediately following receipt, the Escrow Agent shall place the Initial Earnest Money and Interim Earnest Money (together, the "Earnest

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     Money") in an interest bearing account in an institution approved by
     Seller and Purchaser. The interest thus derived shall become part of the Earnest Money and shall be paid to the party entitled to the Earnest Money in accordance with the terms hereof.

     (f) EFFECTIVE DATE: The date a fully executed counterpart hereof together with the Initial Earnest Money is receipted by the Escrow Agent.

     (g) ESCROW AGENT: Watt, Tieder & Hoffar, L.L.P., 7929 Westpark Drive, Suite 400, McLean, Virginia 22102, Attention: Wayne G. Tatusko, Esq.,
     Telephone: (703) 749-1088; Facsimile: (703) 356-5388.

     (h) INSPECTION PERIOD: The period commencing on the Effective Date and terminating at the close of business of the forty-fifth (45th) day thereafter. During the Inspection Period Purchaser may conduct the inspection described in Section 13 below.

     (i) LAND: That certain tract or parcel of land located in the City of Gaithersburg, Montgomery County, Maryland and being more particularly described on EXHIBIT A attached hereto, and made a part hereof for all purposes, together with all rights, privileges and easements appurtenant thereto or used in connection therewith, (but without warranty, whether statutory, express or implied), including, without limitation, all minerals, oil, gas and other hydrocarbon substances thereon, all development rights, air rights, water, water rights and water stock relating thereto, all strips and gores, and all of Seller's right, title and interest, if any (but without warranty, whether statutory, express or implied) in and to any streets, alleys, easements, rights-of-way, or other rights appurtenant, adjacent or connected thereto or used in connection therewith.

     (j) OPTION CONSIDERATION: The sum of One Hundred and No/100 Dollars ($100.00) as consideration for Purchaser's right to terminate this Agreement during the Inspection Period as provided in Section 13 below.

     (k) PROPERTY: (a) The Land and (b) all buildings, together with all other improvements owned by Seller situated on the Land, and all fixtures and other property owned by Seller permanently affixed thereto (the "Improvements"), and (c) all of Seller's right, title and interest in and to the equipment, furnishings, furniture and other personal property (the "Personal Property") owned by Seller and now located on or within the Land and improvements and used in connection therewith: and
     (d) all right, title and interest of Seller, as Landlord, under the Tenant Leases.

     (l) PURCHASE PRICE: The sum of Three Million Five Hundred Ninety-Four Thousand Eight Hundred and No/100 Dollar ($3,594,800.00), payable in Cash at the Closing (subject to customary adjustments and prorations as hereinafter provided).

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     (m) PURCHASER: ALEXANDRIA REAL ESTATE EQUITIES, INC., address for notice is:

           Alexandria Real Estate Equities, Inc.
           251 South Lake Avenue, Suite 700
           Pasadena, California 91101
           Attn: Joel S. Marcus
           Telephone: (818) 578-0777
           Facsimile: (818) 578-0770

     with a copy to:

           Alexandria Real Estate Equities, Inc.
           11440 West Bernardo Court, Suite 170
           San Diego, California 92127
           Attention: Alan D. Gold
           Telephone: (619) 592-6801
           Facsimile: (619) 592 6814

     and with an additional copy to:

           George M. Eshaghian, Esq.
           Skadden, Arps, Slate, Meagher & Flom
           300 South Grand Avenue
           Los Angeles, California 90071-3144
           Telephone: (213) 687-5000
           Facsimile: (213) 687-5600

     (n) SELLER: The Variable Annuity Life Insurance Company, a Texas corporation, whose address for notice is:

           c/o American General Realty Advisors, Inc.
           2929 Allen Parkway, 40th Floor
           Houston, Texas 77019
           Attention: Mr. J. Brady Wilkins
           Telephone: (713) 831-2761
           Fax: (713) 831-2419

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With a copy to:

           American General Realty Advisors, Inc.
           2929 Allen Parkway, 36th Floor
           Houston, Texas 77019
           Attention: Ned W. Graber, Esquire
           Telephone: (713) 831-2559
           Fax: (713) 831-1266

With an additional copy to:

           Wayne G. Tatusko, Esq.
           Watt, Tieder & Hoffar, L.L.P.
           7929 Westpark Drive, Suite 400
           McLean, Virginia 22102
           Telephone: (703) 749-1088
           Fax: (703) 356-5388

    2. PURCHASE AND SALE. For the consideration hereinafter set forth, but subject to the terms, provisions, covenants and conditions herein contained, Seller hereby agrees to sell and convey, and Purchaser hereby agrees to purchase the Property and pay to Seller as consideration therefor the Purchase Price.

    3. EARNEST MONEY. Contemporaneously with the delivery of an executed counterpart of this Agreement in escrow, Purchaser will (a) deposit with the Escrow Agent in Cash the Initial Earnest Money, and (b) pay to Seller by check in good and sufficient funds the non-refundable sum of $100.00 for Purchaser's option rights in this Agreement. On or before the Due Diligence Termination Date, unless this Agreement has theretofore been terminated, Purchaser shall deposit with the Escrow Agent in Cash the Interim Earnest Money. If the sale hereunder is consummated in accordance with the terms hereof, the Earnest Money shall be applied to the Purchase Price to be paid by Purchaser at the Closing. In the event of default hereunder by Purchaser or Seller, the Earnest Money shall be applied as provided herein. If this Agreement is terminated by Purchaser in accordance with Purchaser's right to do so under the terms hereof, the Earnest Money shall be returned to Purchaser upon satisfaction of the conditions set forth in Section 39. The Escrow Agent agrees promptly to deliver, or cause to be delivered, to Seller and Purchaser a written acknowledgment by Escrow Agent that the Initial Earnest Money and a copy of this Agreement have been received by the Escrow Agent and that the Earnest Money is being held by the Escrow Agent pursuant to the terms of this Agreement. In the event Purchaser shall fail to deposit (i) the Initial Earnest Money in Cash with the Escrow Agent within two (2) business days after delivery of a fully executed copy of this Agreement to the Escrow Agent, or (ii) the Interim Earnest Money in Cash with the Escrow Agent by the Due Diligence Termination Date, then in either such event this Agreement shall automatically terminate with the same force

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and affect as if Purchaser had duly terminated this Agreement.

     4. REPRESENTATIONS OF SELLER.  Seller represents to Purchaser that:

         (a) (i) Seller is duly organized and legally existing under the laws of the State of Texas, (ii) the execution and delivery by Seller of, and Seller's performance under, this Agreement are within Seller's powers and have been duly authorized by all requisite corporate action, and
     (iii) the person executing this Agreement on behalf of Seller has the authority to do so.

         (b) To Seller's knowledge Seller has received no written notice from any governmental authority having jurisdiction over the Property that the Property is presently the subject of any condemnation, assessment or similar proceeding or charge, and to Seller's knowledge, no such condemnation, assessment or similar proceeding or charge is currently threatened.

         (c) Seller is not a "foreign person" within the meaning of Section 1445 of the Internal Revenue Code of 1986 (i.e., Seller is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and regulations promulgated thereunder).

         (d) This Agreement constitutes the legal, valid and binding obligation of Seller enforceable in accordance with its terms, subject to laws applicable generally to creditor's rights. Performance of this Agreement will not result in any breach of, or constitute any default under, any agreement or other instrument to which Seller is a party or by which Seller might be bound.

     As used in this Section 4, the term "to Seller's knowledge" (a) shall mean and apply to the actual knowledge of the responsible employees of Seller who are directly engaged in the management and sale and purchase transaction described herein and not to any other parties,
(b) shall mean the actual knowledge of such responsible employees, it being understood and acknowledged that such responsible employees are not charged with knowledge of all of the acts and/or omissions of the predecessors in title to the Property or with knowledge of all of the acts and/or omissions of Seller's agents or employees, and (c) shall not apply to or be construed to apply to information or material which may be in the possession of Seller generally or incidentally, but which is not actually known to the responsible employees of Seller who are directly engaged in the sale and purchase transaction described herein. The responsible employee of Seller directly engaged in the sale and purchase transaction herein is J. Brady Wilkins.

    If such representations are not true and correct as of Closing, Purchaser may, at its option, and as its sole remedy, at law or in equity, either waive such misrepresentations and close this

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transaction, or terminate this Agreement by written notice thereof to
Seller, in which latter event the parties shall have no further rights or obligations hereunder (other than Purchaser's confidentiality and indemnity obligations set forth in Sections 13, 23 and 38) except that the Earnest Money shall be paid to Purchaser.

     5.   REPRESENTATIONS OF PURCHASER. Purchaser represents to Seller that:

         (a) (i) Purchaser is duly organized and legally existing under the laws of the State of Maryland, (ii) the execution and delivery by Purchaser of, and Purchaser's performance under, this Agreement, are within Purchaser's powers and have been duly authorized by all requisite corporate action, and (iii) the person executing this Agreement on behalf of Purchaser has the authority to do so.

         (b) This Agreement constitutes the legal, valid and binding obligation of Purchaser enforceable in accordance with its terms, subject to laws applicable generally to creditor's rights. Performance of this Agreement will not result in any breach of, or constitute any default under, any agreement or other instrument to which Purchaser is a party or by which Purchaser might be bound,

         (c) Purchaser is not in a significantly disparate bargaining position with Seller.

         (d) Purchaser is represented by legal counsel in the transaction relating to this Agreement, and Purchaser has knowledge and experience in financial and business matters that enable it to evaluate the merits and risks of this transaction.

    If such representations are not true and correct as of Closing, Seller may, at its option, either waive such misrepresentations and close this transaction, or terminate this Agreement by written notice thereof to Purchaser, in which latter event the parties shall have no further rights or obligations hereunder except that the Earnest Money shall be paid to Seller, if Seller otherwise is ready, willing and able to close. The term "Purchaser" used in this Section shall include any permitted assignee of Purchaser's interest under this Agreement.

     6. SURVEY. Purchaser may, at Purchaser's expense, obtain a new or updated survey of the Property,

     7. OWNER'S TITLE POLICY COMMITMENT. Purchaser, at Purchaser's sole expense, shall obtain as soon as reasonably possible after the Effective Date a current A.L.T.A. coverage commitment for title insurance (herein called the "Preliminary Report") issued by a title company selected by Purchaser (the "Title Company"), showing the status of title to the Property according to the Title Company and committing to issue the owner's title policy to Purchaser called for under
Section 19(c) of this Agreement. The Title Company shall also deliver to

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Purchaser copies of all documents referred to as exceptions in the
Preliminary Report. If any exceptions appear in the Preliminary Report, that affect the Property and that are unacceptable to Purchaser, Purchaser shall, not less than ten (10) days prior to expiration of the Inspection Period, notify Seller in writing of such fact and the reasons therefor ("Purchaser's Title Objections"). If Purchaser does not provide Seller with Purchaser's Title Objections prior to said ten (10) day period, Purchaser shall be deemed to have accepted all exceptions to title and all other matters shown on the Preliminary Report (including the standard printed exceptions) and such exceptions shall be included in the term "Permitted Encumbrances" as used herein, except, however, those title matters to which Purchaser has timely objected, in accordance with the preceding sentence. Notwithstanding anything to the contrary contained herein, Seller shall have no obligation to bring any action or proceeding or otherwise to incur any expense whatsoever to eliminate or modify Purchaser's Title Objections. If Seller is unable or unwilling to eliminate or modify Purchaser's Title Objections to the reasonable satisfaction of Purchaser, Purchaser shall (as its sole and exclusive remedy) terminate this Agreement by notice in writing to Seller by the earlier to occur of (i) the Closing Date or (ii) five (5) business days following notice from Seller that it is unwilling or unable to eliminate or modify Purchaser's Title Objections or shall accept such title as Seller can deliver without any reduction in the Purchase Price, in which event such uncured Purchaser's Title Objections shall be included in the term "Permitted Encumbrances." If Purchaser does not elect to terminate within the period described in the immediately preceding sentence, Purchaser shall be deemed to have accepted all exceptions to title and all other matters shown on the Preliminary Report and such exceptions shall be included in the term "Permitted Encumbrances." In the event of termination pursuant to this Section, the parties shall have no further rights or obligations hereunder (except for Purchaser's confidentiality and indemnity obligations set forth in Sections 13, 23 and 38) and the Earnest Money shall be returned to Purchaser upon satisfaction of the conditions set forth in Section 39.

     8. CONDITIONS TO PURCHASER'S OBLIGATIONS. The following shall be conditions precedent to Purchaser's obligations hereunder:

         (a) All of the representations of Seller contained in Section 4 of this Agreement shall be true at, and as of, the Closing in all material respects unless otherwise disclosed in writing and approved by Purchaser.

         (b) Seller shall not, as of the Closing, be in receivership or dissolution, or admitted in writing its inability to pay its debts as they mature, or have been adjudicated a bankrupt, or have filed a petition in voluntary bankruptcy, a petition or answer seeking reorganization, or an arrangement with creditors under the federal bankruptcy law, or any other similar law or statute of the United States or any state, and such petition shall not have been filed against Seller which has not been dismissed within sixty (60) days of such filing.

          (c) Seller shall have performed, observed and complied with all covenants,

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     agreement and conditions required by this Agreement to be performed, observed and complied with by Seller prior to, or as of, the Closing.

         (d) Subject to the provisions of Section 17, the physical condition of the Property shall be substantially the same on the Closing Date as on the date of the execution of this Agreement, except for reasonable wear and tear and any damages due to any act of Purchaser.

     9. CONDITIONS TO SELLER'S OBLIGATIONS. The following shall be conditions precedent to Seller's obligations hereunder:

         (a) All of the representations of Purchaser contained in Section 5 of this Agreement shall be true at, and as of, the Closing in all material respects unless otherwise disclosed in writing and approved by Seller.

         (b) Purchaser shall have performed, observed and complied with all covenants, agreements and conditions required by this Agreement to be performed, observed and complied with by Purchaser prior to, or as of, the Closing.

         (c) Purchaser shall not, as of the Closing, be in receivership or dissolution, or have made any assignment for the benefit of creditors, or admitted in writing its inability to pay its debts as they mature, or have been adjudicated a bankrupt, or have filed a petition in voluntary bankruptcy, a petition or answer seeking reorganization, or an arrangement with creditors under the federal bankruptcy law, or any other similar law or statute of the United States or any state, and such petition shall not have been filed against Purchaser which has not been dismissed within sixty (60) days of such filing.

         (d) Purchaser shall have executed the Purchaser's Affidavit on EXHIBIT C attached here attached hereto and made a part hereof.

     10. COVENANTS OF PURCHASER AND SELLER. Purchaser and Seller covenant and agree with each other that prior to the Closing, Purchaser and Seller will do such further acts as may be reasonably necessary, desirable or proper to carry out more effectively the purposes of this Agreement. Purchaser covenants that it will not interfere unreasonably with or hinder the operation of the Property prior to the delivery of possession thereof to Purchaser following the Closing hereunder.

    11. DELIVERY OF INFORMATION. Within five (5) days after the Effective Date, Seller shall furnish, or cause to be furnished, to Purchaser, to the extent such items are within seller's possession and to the extent such items have not previously been furnished to Purchaser, the following:

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          (a) copies of all of the Tenant Leases;

          (b) a current rent roll, prepared by Seller's manager of the Property, listing tenant names and monthly rentals;

          (c) copies of all the "Contracts" (defined in Section 14 below) whether or not cancelable upon thirty (30) days' notice or less;

          (d) copies of operating statements, prepared by Seller's manager of the Property, for each of the last twelve (12) months that Seller has owned the Property;

          (e) copies of any environmental reports Seller has in its possession; provided, however, Seller makes no representations or warranties as to the accuracy of any such environmental reports and shall have no liability with respect to any matters contained therein (or omitted therefrom); and

          (f) a copy of the survey in Seller's possession.

          (g) any other information with respect to the operation and maintenance of the Property relating to periods after Seller's acquiring title thereto which is not confidential to Seller.

    In addition, Seller agrees to use commercially reasonable efforts to obtain estoppel certificates from the existing tenants prior to the expiration of the Inspection Period. The form of the estoppel shall be mutually acceptable to Purchaser and Seller.

     12. LEASE EXPENSES.

          (a) Leasing Commissions. Seller shall indemnify and hold Purchaser harmless from any claims for leasing commissions payable during the current terms of the Tenant Leases (specifically excluding therefrom any future renewal terms or options or rights to expand) and any commissions relating to any existing Tenant Leases or new leases which arose or accrued subsequent to the' Effective Date but prior to the Closing
     Date. Purchaser shall indemnify and hold Seller harmless from any claims for leasing commissions under the Tenant Leases except those for which Seller is liable as set forth herein. Purchaser agrees to cooperate with and to assist Seller in obtaining a complete release of liability for payment of all commissions for which Purchaser is liable hereunder and to indemnify and hold Seller harmless from the same.

         (b) Lease Expense Reimbursement. If the transaction is consummated, Purchaser shall (i) reimburse Seller on the Closing Date for any and all fees paid or

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    expenses (such as leasing commissions, tenant improvement costs, attorney's fees and architect's fees) incurred by Seller arising out of or in connection with (a) any extensions, renewals or expansions under the Tenant Leases which were approved by Seller and Purchaser on or after the Effective Date and (b) any new leases within the Project, which were approved by Seller and Purchaser on or after the Effective Date (collectively, the "Expenses") and (ii) assume all of Seller's obligations for all Tenant Leases disclosed to Purchaser not entered into or signed by Seller and shall assume the obligations for and indemnify and hold Seller harmless from and against any and all claims for the Expenses which remain unpaid for any reason at the time of Closing. If Seller desires to execute a renewal, amendment, extension or expansion of a Lease or a new lease with a potential tenant for space in the Property after the Effective Date but prior to Closing, Seller shall promptly provide Purchaser with a copy of the proposed document for its review, together with a reasonably detailed summary of Seller's anticipated improvement costs, tenant improvement allowances, brokerage commissions and out-of-pocket costs and expenses in connection with the new lease or extension, renewal, expansion or amendment. Purchaser shall advise
    Seller, in writing, whether or not it approves such proposed document within five (5) business days after receipt of the proposed document. Prior to the end of the Inspection Period, Purchaser's approval shall not be unreasonably withheld, delayed or conditioned. After the end of the Inspection Period, Purchaser's approval may be withheld in Purchaser's sole discretion. If Purchaser fails to notify Seller within such time period, Purchaser shall be deemed to have approved the proposed document.

    13. INSPECTION. During the Inspection Period Purchaser shall have the right to inspect and investigate such matters as Purchaser, in its sole discretion, deems necessary or advisable, and to cause one or more engineers or other representatives or agents of Purchaser to physically inspect the Property without unreasonably interfering with Seller's operation of the Property. Purchaser shall make such inspections in good faith and with due diligence. All inspection fees, appraisal fees, engineering fees and other expenses of any kind incurred by Purchaser relating to the inspection of the Property will be solely Purchaser's expense. Seller shall cooperate with Purchaser in all reasonable respects in making such inspections; however, Seller shall not be obligated to expend funds or other costs in connection with such cooperation. Seller hereby reserves the right to have a representative present at the time Purchaser conducts any inspection of the Property. Purchaser shall notify Seller not less than one (1) business day in advance of making any such inspection. In making any inspection, Purchaser will treat, and will cause any representative of Purchaser to treat, all information obtained by Purchaser pursuant to the terms of this Agreement as strictly confidential. Purchaser agrees to indemnify and hold Seller, its tenants, contractors and employees harmless from any and all injures, losses, liens, claims, judgments, liabilities, costs, expenses or damages (including reasonable attorneys' fees and court costs) sustained by or threatened against Seller which result from or arise out of any inspections by Purchaser or its authorized representatives pursuant to this Section. Notwithstanding any provision herein to the contrary, the indemnity contained in the preceding sentence shall survive

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the termination of this Agreement or the Closing. In the event Purchaser determines as a result of the foregoing that the condition of the Property is deficient in any respect or for any reason in Purchaser's sole and absolute discretion, Purchaser may elect to terminate this Agreement by delivering written notice thereof to Seller prior to the expiration of the Inspection Period. Purchaser may continue to inspect the Property during the pendency of this Agreement, subject to said indemnity, but without additional termination rights after the expiration of the Inspection Period. Notwithstanding the timely exercise of Purchaser's election to terminate this Agreement pursuant to the preceding sentence, Purchaser shall not be entitled to a refund of the Earnest Money until such time as Purchaser has satisfied the conditions set forth in Section 39.

PURCHASER ACKNOWLEDGES THAT SELLER HAS NOT MADE, DOES NOT MAKE, AND SPECIFICALLY NEGATES, RENOUNCES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTEES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, OF, AS TO, CONCERNING, OR WITH RESPECT TO, (i) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY,
(ii) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH MAY BE CONDUCTED THEREON, (iii) THE COMPLIANCE OF OR BY THE PROPERTY WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, (iv) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, OR (v) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY, AND SPECIFICALLY, THAT SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES, RENOUNCES AND DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES, REGARDING COMPLIANCE OF THE PROPERTY WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES. REGULATIONS, ORDERS OR REQUIREMENTS, INCLUDING, WITHOUT LIMITATION, THOSE PERTAINING TO SOLID WASTE, AS DEFINED BY THE U.S. ENVIRONMENTAL PROTECTION AGENCY REGULATIONS AT 40 C.F.R., PART 261, OR THE DISPOSAL OR EXISTENCE, IN OR ON THE PROPERTY, OF ANY HAZARDOUS SUBSTANCES, AS DEFINED BY THE COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY ACT OF 1980, AS AMENDED, AND THE REGULATIONS PROMULGATED THEREUNDER. PURCHASER SHALL RELY SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER, ITS AGENTS OR CONTRACTORS. SELLER SHALL NOT BE LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY OR THE OPERATION THEREOF, FURNISHED BY ANY PARTY PURPORTING TO ACT ON BEHALF OF SELLER.

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    THE PARTIES AND EACH OF THEM MUTUALLY, EXPRESSLY, KNOWINGLY, AND
INTENTIONALLY, WAIVE ALL RIGHTS AND PROTECTIONS UNDER APPLICABLE LAW EXCEPT FOR THOSE EXPRESSLY RESERVED OR PROVIDED FOR HEREIN.

    14. MANAGEMENT, SERVICE, SUPPLY OR MAINTENANCE CONTRACTS, AFFECTING THE PROPERTY. Seller shall cancel all service, supply or maintenance contracts affecting the Property on the Closing Date (i) unless Purchaser notifies Seller, in writing, within ten (10) business days after the receipt by Purchaser of copies of such contracts or (ii) unless such contracts are not cancelable on thirty (30) days or less notice. Purchaser's written notice referred to in the preceding sentence shall specify the contracts it does not want to cancel and Purchaser shall assume payment of all such sums due and owing from and after the Closing Date on the contracts it assumes or is deemed to have as turned under subpart (ii) above and all liability from and after the Closing Date under such contracts it assumes or is deemed to have assumed under subpart (ii) above (the "Contracts"). Seller's Management Contract with Seller's Manager will not be assigned to Purchaser at Closing but will be canceled by Seller at Closing.

    15. PROPERTY INFORMATION FROM SELLER'S AGENTS. Subsequent to the Effective Date of this Agreement, Purchaser may request from Seller's agents (brokers, contractors, or similar individuals or entities engaged by Seller relating to or involving the Property) information or opinions regarding the Property or some aspect of the Property, its history, condition or prospects for future use or development by Purchaser. While Seller is willing to cooperate with Purchaser, and Seller has instructed its agents to cooperate with Purchaser, SELLER IS UNWILLING TO SELL THE PROPERTY UNLESS SELLER IS RELEASED FROM LIABILITY BY PURCHASER FOR (i) STATEMENTS OR OPINIONS MADE BY OR INFORMATION FURNISHED BY SELLER'S AGENTS UNLESS THE STATEMENTS OR OPINIONS ARE INCORPORATED AS SELLER REPRESENTATIONS INTO THE CLOSING DOCUMENTS EXECUTED BY SELLER OR (ii) INFORMATION WITHHELD BY SELLER'S AGENTS UNLESS SUCH
INFORMATION WAS WITHHELD AT THE EXPRESS DIRECTION OF AN OFFICER OF SELLER.

    16. PURCHASER'S AFFIDAVIT: CONDITION OF CLOSING. It is a condition precedent to the Closing of this Transaction and Seller's obligation to deliver the Special Warranty Deed that Seller receive at Closing from Purchaser the form of sworn Affidavit and Agreement attached hereto as EXHIBIT C, which reflects statements of fact together with supporting documentation as outlined in this Section. The Affidavit is intended to reflect and support the fact that Purchaser and experts of Purchaser's choice have (i) physically inspected the Property, (ii) determined the fair market value of the Property in its "AS IS" condition, (iii) analyzed the present and projected uses, of the Property, (iv) independently verified the completeness and accuracy of all information deemed necessary or material by Purchaser to close and (v) independently tested and examined the Property from a physical, structural and environmental standpoint and that Purchaser accepts the Property AS IS and further releases Seller from and waives all claims and liability against Seller for any structural, physical or environmental condition at the Property and further releases Seller from and waives all liability against Seller for, connected with or arising out of any and all CERCLA (Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as may be amended from time to time) based claims or causes of action or any related claims or causes of action or any other federal or state based statutory or regulatory causes of action for environmental contamination at, in or under the Property. The Affidavit shall confirm that Purchaser is not relying upon any representation, inducement or unperformed promise of Seller or Seller's agents except to the extent such inducement, representation or unperformed promise as set forth in the Purchaser's Affidavit or the Closing Documents to be executed by Seller as attached hereto. A copy of Purchaser's property inspection and environmental assessment reports shall be attached to the Affidavit with a representation that Purchaser has relied upon Purchaser's reports in reaching its decision to purchase the Property, and Purchaser is not relying upon Seller produced inspection reports which are older and possibly incomplete and/or outdated. IF THE AFFIDAVIT REFLECTS THAT PURCHASER IS RELYING UPON A REPRESENTATION, INDUCEMENT OR UNPERFORMED PROMISE NOT AUTHORIZED IN WRITING BY AN OFFICER OF SELLER, SELLER SHALL HAVE THE OPTION NOT TO CLOSE THIS TRANSACTION IN WHICH EVENT AT SELLER'S OPTION THIS CONTRACT SHALL TERMINATE, THE EARNEST MONEY (EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT) SHALL BE RETURNED TO PURCHASER AND THEREAFTER SELLER AND PURCHASER SHALL HAVE NO FURTHER OBLIGATIONS OR LIABILITIES ONE TO THE OTHER HEREUNDER. THE PARTIES AND EACH OF THEM MUTUALLY, EXPRESSLY, KNOWINGLY, AND INTENTIONALLY, WAIVE ALL RIGHTS AND PROTECTIONS UNDER APPLICABLE LAWS, EXCEPT FOR THOSE EXPRESSLY RESERVED HEREIN.

    17. FIRE AND OTHER CASUALTY. In the event of damage to or destruction of all or any portion of the Property by fire or other casualty, Seller will promptly notify Purchaser of the nature and extent of such damage or destruction, the amount estimated to be expended to repair or restore the damaged or destroyed Property or portion thereof, the amount, if any of insurance proceeds that are available to make such repairs or restoration and the estimated period of time it would take to make such repairs and restoration. If the damage by fire or other casualty to the Property has not been repaired to the reasonable satisfaction of Purchaser prior to the Closing hereunder and requires less than One Hundred Thousand and No/100 Dollars ($100,000.00) (the "Casualty Threshold") to be expended to repair or restore the damaged or destroyed Property or portion thereof, then, provided that the aggregate amount of the insurance proceeds to be made available to Purchaser and the amount of the reduction in the Purchase Price are sufficient, in Purchaser's reasonable judgment, to complete the repair and restoration of the Property, this Agreement shall remain in full force and effect, and in such event Seller shall assign to Purchaser any and all claims for the insurance proceeds of such damage to or destruction of the Property, and Purchaser shall take title to the Property with the assignment of such proceeds and subject to such damage to or destruction of the Property with a reduction of the Purchase Price equal to the amount of any deductible due under the terms of any applicable insurance policy. If the amount required to be expended to repair or restore the damaged or destroyed Property or portion thereof is in excess of the Casualty Threshold as of the Closing Date, Purchaser shall have, as its sole and exclusive remedies: (i) the option to terminate this Agreement within five (5) days following notice in writing to Purchaser of such casualty, in which event the parties shall have no further rights or obligations hereunder (except for Purchaser's confidentiality and indemnity obligations set forth in Sections 13, 23 and
38) and the Earnest Money shall be returned to Purchaser, subject to Purchaser's satisfaction of the conditions set forth in Section 39; or (ii) if Purchaser does not elect to terminate, this Agreement shall remain in full force and effect, and in such event Seller shall assign to Purchaser any and all claims for the insurance proceeds of such damage to or destruction of the Property, and Purchaser shall take title to the Property with the assignment of such proceeds and subject to such damage to or destruction of the Property without reduction of the Purchase Price, except for (a) the amount of any deductible under the terms of any applicable insurance policy and (b) any further amount (not to exceed $100,000.00) which is sufficient to complete the repair and restoration of the Property. If Purchaser does not elect to terminate within five (5) day period following such notice by Seller, Purchaser shall be deemed to have waived all rights to terminate pursuant to this provision and this Agreement shall remain in full force and effect. If Purchaser does not elect to terminate this Agreement, Purchaser shall have the right to adjust the insurance claim if Purchaser elects to waive the remainder of the Inspection Period and proceed as if the Inspection Period had expired.

    18. CONDEMNATION. Promptly upon obtaining knowledge of the institution of the proceedings for the condemnation of any part of the Property, Seller or Purchaser will notify the other of the pendency of such proceedings. In the event of the condemnation of any portion of the Property or the sale of any portion of the Property in lieu of condemnation, then the Purchaser may terminate this Agreement by notice in writing to Seller within five (5) days following receipt by Purchaser of notice in writing by Seller of such condemnation of the Property, in which event the parties shall have no further rights or obligations hereunder (except for Purchaser's confidentiality and indemnity obligations set forth in Sections 13, 23 and
38) and the Earnest Money shall be returned to Purchaser, subject to Purchaser's satisfaction of the conditions set forth in Section 39. If Purchaser does not elect to terminate within said five (5) day period following such notice by Seller, Purchaser shall be deemed to have waived all rights to terminate pursuant to this provision and this Agreement shall remain in full force and effect, and Seller shall assign and turn over to Purchaser, and Purchaser shall be entitled to receive and keep, all awards for the taking.

    19. THE CLOSING. The closing ("Closing") of this transaction shall take place at the offices of the Title Company in Montgomery County, Maryland on the Closing Date.

        (a) Seller shall deliver to Purchaser a duly executed and acknowledged special warranty deed in substantially the form attached hereto as EXHIBIT B and Seller shall deliver to Purchaser a duly executed and acknowledged bill of sale and general assignment in substantially the form attached hereto as EXHIBIT E.

        (b) Purchaser shall pay to the Title Company for the account of the Seller (or in the alternative in Purchaser's discretion, directly to Seller or an account designated by Seller) the Purchase Price in Cash to The Title Company's account, plus or minus applicable prorations determined by the Title Company in a manner consistent with this Agreement and approved by Seller and Purchaser.

        (c) Seller shall deliver to Purchaser, at Seller's expense, an A.L.T.A. owner's title policy issued by the Title Company in the amount of the Purchase Price insuring that Purchaser owns fee simple title to the Property, subject to no exceptions other than the Permitted Encumbrances. Seller shall execute and deliver to the Title Company an affidavit in form reasonably acceptable to Seller as to mechanics' liens and parties in possession. If Purchaser desires any special endorsements to the coverage provided by the Title Policy (including, without limitation, extended ALTA coverage), Purchaser shall obtain and pay for these endorsements and coverage, and the issuance of the endorsements and/or coverage shall not delay the Closing. The issuance of the Title Policy shall be in lieu of any express or implied warranty of Seller concerning title to the Property, and Purchaser agrees that its only remedy for damages incurred by reason of any defect in title shall only be against the Title Company.

        (d) General real estate taxes for the then current year relating to the Property shall be prorated as of the Closing Date and Purchaser shall be charged with taxes from and including the Closing Date. If Closing shall occur before the actual taxes for the then current year are known, the apportionment of taxes shall be upon the basis of taxes for the Property for the immediately preceding year, provided that, if the taxes for the current year are thereafter determined to be more or less than the taxes for the preceding year (after any appeal of the assessed valuation thereof is concluded), Seller and Purchaser promptly shall adjust the proration of such taxes and Seller or Purchaser, as the case may be, shall pay to the other any amount required as a result of such adjustment and this covenant shall not merge with the deed delivered hereunder, but shall survive Closing. All special taxes or assessments actually assessed prior to the Closing Date but which are payable in installments shall be prorated as set forth above, and those assessed after the Closing Date shall be paid by Purchaser. All real estate taxes (other than transfer taxes) imposed due to a change of use or ownership of the Property on or after the Closing Date shall be paid by Purchaser.

        (e) Seller shall be entitled to all rents (including any percentage rent and any accrued tax and operating expense escalations, subject to the provisions of subsection (k) hereof), charges, and other revenue of any kind attributable to any period under the Tenant Leases to but not including the Closing Date. Purchaser shall be entitled to all rents (including any percentage rent and any accrued tax and operating expense escalations, charges, and other revenue of any kind) attributable to any period under the Tenant Leases on and after the Closing Date. Rents and expense escalations or other reimbursements due landlord under the Leases collected prior to the Closing Date and attributable to both Seller's and Purchaser's period of ownership shall be prorated as of the Closing Date (provided that for any such proration to occur, Seller must have taken actual physical possession of such sums). Uncollected rents and expense escalations or other reimbursements due landlord under the Tenant Leases shall not be prorated at the time of Closing, but Purchaser shall make a good faith effort to collect the same on Seller's behalf and to tender the same to Seller upon receipt, provided that all rents, escalations and other reimbursements due landlord under the Tenant Leases collected by Purchaser on or after the Closing Date shall first be applied to all amounts, due under the Tenant Leases at the time of collection (i.e., current rents and sums due Purchaser as the current owner and landlord) with the balance (if any) payable to Seller, but only to the extent of amounts delinquent and actually due Seller. Seller shall either deliver to Purchaser or Purchaser shall receive a credit against the Purchase Price at Closing for all security deposits actually transferred to and held by Seller under the Tenant Leases in connection with Seller's acquisition of title and/or during Seller's period of ownership, but not otherwise. Seller and Purchaser shall execute and deliver to the other party the assignment and assumption of leases and security deposits in the form attached hereto as EXHIBIT F. The provisions of this subsection shall survive Closing hereunder.

        (f) All other income from, and expenses of, the Property, including but not limited to operating expenses, maintenance charges, service charges and salaries of continuing employees (including all fringe benefits) shall be prorated as of the Closing Date (except for these utility charges and operating expenses payable by tenants in accordance with the Tenant Leases). The provisions of this subsection shall survive Closing.

        (g) Purchaser shall pay the sales tax, if any, resulting from the sale of the Personal Property.

        (h) As to any deposits delivered to Purchaser by Seller pursuant to the subsection (e) above, Purchaser shall deliver to Seller an original and one copy each of written notices signed by Purchaser addressed to each tenant under the Tenant Leases notifying such tenant of the acquisition of the Property by Purchaser in substantially the form attached hereto as EXHIBIT G, acknowledging that Purchaser has received and is responsible for the security deposit of said tenant, specifying the exact dollar amount of said deposit, and containing appropriate instructions relating to the payment of future rentals and the giving of future notices.

        (i) Seller shall deliver to Purchaser all keys to all locks on the Property within Seller's possession. To the extent within Seller's possession, Seller shall deliver all documents pertaining to tenants of the Property including, but not limited to, all applications, correspondence and credit reports relating to each tenant.

        (j) To the extent within Seller's possession, Seller shall deliver to Purchaser originals of all the executed Tenant Leases, and if not available, then copies.

        (k) If at any time following the Closing Date the amount of an item listed in any subsection hereof shall prove to be incorrect, the party in whose favor the error was made shall promptly pay to the other party the sum necessary to correct such error upon receipt of proof of such error, provided that such proof is delivered to the party from whom payment is requested on or before one (1) year after Closing.

        (l) The present insurance coverage and public utility service on the Property shall be terminated as of the Closing Date and there shall be no proration of insurance premiums or public utility bills.

        (m) Any escrow fee charged by the Title Company shall be paid one-half (1/2) by Seller and one-half (1/2) by Purchaser. Purchaser shall pay for the cost of any audits or inspection. Title policy premiums shall be paid as set forth in item (c) of this Section 19. All transfer taxes, recordation taxes or other charges for recording the Deed shall be shared equally by Purchaser and Seller. Each party shall be responsible for the payment of its own attorneys' fees incurred in connection with the transaction which is the subject to this Agreement.

        (n) Possession of the Property shall be given to Purchaser, subject to the Permitted Encumbrances.

        (o) Seller shall deliver to Purchaser a "non-foreign affidavit" acknowledging that Seller is not a "foreign person" within the meaning of
Section 1445 of the Internal Revenue Code.

        (p) Purchaser and Seller shall deliver to each other such documentary and other evidence as may be reasonably required by them or the Title Company evidencing the status and capacity of Purchaser or Seller and the authority of the person or persons who are executing the various documents on behalf of Purchaser or Seller in connection with this Agreement.

        (q) Purchaser shall deliver the Purchaser's Affidavit set forth as EXHIBIT C attached hereto.

    20. REMEDIES. IN THE EVENT THAT SELLER SHALL BREACH ANY OF ITS OBLIGATIONS HEREUNDER OR SHALL FAIL TO CONSUMMATE THIS AGREEMENT FOR ANY REASON, EXCEPT PURCHASER'S DEFAULT OR A TERMINATION OF THIS AGREEMENT BY PURCHASER OR SELLER PURSUANT TO A RIGHT TO DO SO UNDER THE PROVISIONS HEREOF, PURCHASER MAY, AS ITS SOLE AND EXCLUSIVE REMEDIES, AT LAW OR IN EQUITY, EITHER (A) TERMINATE THIS AGREEMENT AND RECEIVE A REFUND OF THE EARNEST MONEY UPON SATISFACTION OF THE CONDITIONS SET FORTH IN SECTION 39 OR (B) PROVIDED THAT (i) PURCHASER IS NOT IN DEFAULT IN ANY OF ITS OBLIGATIONS

HEREUNDER, (ii) PURCHASER IS READY, WILLING AND ABLE TO PERFORM ITS OBLIGATIONS HEREUNDER, (iii) PURCHASER TENDERS TO THE TITLE COMPANY THE FULL AMOUNT OF THE PURCHASE PRICE IN IMMEDIATELY AVAILABLE LOCAL FUNDS, (iv) PURCHASER SHALL HAVE GIVEN NOTICE TO SELLER THAT PURCHASER HAS SO TENDERED THE PURCHASE PRICE AND (v) SELLER FAILS, PRIOR TO THE CLOSE OF BUSINESS ON THE FIFTH (5TH) BUSINESS DAY FOLLOWING RECEIPT BY SELLER OF SUCH NOTICE FROM PURCHASER TO TENDER PERFORMANCE OF SELLER'S OBLIGATIONS HEREUNDER THEN IN SUCH EVENT, PURCHASER SHALL HAVE THE RIGHT TO ENFORCE SPECIFIC PERFORMANCE OF THIS AGREEMENT AGAINST SELLER, THEREBY WAIVING ALL OTHER CLAIMS AGAINST SELLER FOR NON-PERFORMANCE OF ITS OBLIGATIONS HEREUNDER; PROVIDED FURTHER THAT ANY SUCH SUIT FOR SPECIFIC PERFORMANCE MUST BE BROUGHT BY PURCHASER WITHIN THIRTY (30) DAYS AFTER RECEIPT BY SELLER OF SUCH NOTICE OR BE FOREVER BARRED.

    IF PURCHASER FAILS TO COMPLETE THE PURCHASE OF THE PROPERTY AS PROVIDED IN THIS AGREEMENT FOR ANY REASON OTHER THAN SELLER'S DEFAULT (AS EVIDENCED BY WRITTEN NOTICE FROM PURCHASER TO SELLER AND ESCROW AGENT) AND/OR THE NONSATISFACTION OF THE CONDITIONS TO PURCHASER'S PERFORMANCE SET FORTH IN
SECTION 8 ABOVE, SELLER SHALL BE RELEASED FROM ALL OF ITS OBLIGATIONS UNDER THIS AGREEMENT, ESCROW AGENT SHALL IMMEDIATELY DELIVER, DESPITE ANY INSTRUCTIONS TO THE CONTRARY, THE EARNEST MONEY TO SELLER (IF IT HAS NOT DONE SO PREVIOUSLY), AND SELLER SHALL BE ENTITLED TO RETAIN THE EARNEST MONEY AS FULL COMPENSATION AND LIQUIDATED DAMAGES, SELLER SHALL INDEMNIFY ESCROW AGENT FOR ANY LIABILITY, COSTS AND EXPENSES BY REASON OF ESCROW AGENT'S GOOD FAITH COMPLIANCE WITH THIS PARAGRAPH, THE PARTIES EXPRESSLY AGREE THAT THE AMOUNT OF THE EARNEST MONEY IS A REASONABLE ESTIMATE OF THE EXTENT TO WHICH SELLER WOULD BE DAMAGED BY PURCHASER'S FAILURE TO COMPLETE THIS PURCHASE, IN LIGHT OF THE DIFFICULTY THE PARTIES WOULD HAVE IN DETERMINING SELLER'S ACTUAL DAMAGES AS A RESULT OF PURCHASER'S FAILING TO COMPLETE THE PURCHASE. SELLER'S RETENTION OF THE EARNEST MONEY AS LIQUIDATED DAMAGES SHALL BE SELLER'S EXCLUSIVE REMEDY FOR DAMAGES BY REASON OF PURCHASER'S FAILURE TO COMPLETE THE PURCHASE OF THE PROPERTY UNDER THIS AGREEMENT. IF PURCHASER ATTEMPTS TO INTERFERE WITH THE RELEASE OF THE EARNEST MONEY, OR IF PURCHASER COMMENCES ANY ACTION AGAINST SELLER OR THE PROPERTY ARISING OUT OF THIS AGREEMENT, THEN SELLER SHALL NOT BE LIMITED IN THE AMOUNT OF DAMAGES IT MAY RECOVER FROM PURCHASER.

    THE PARTIES AND EACH OF THEM MUTUALLY, EXPRESSLY. KNOWINGLY, AND INTENTIONALLY, WAIVE ALL RIGHTS AND PROTECTIONS UNDER APPLICABLE LAW, EXCEPT FOR THOSE EXPRESSLY RESERVED HEREIN.



        -----------------                       --------------------
        Seller's Initials                       Purchaser's Initials

    21. Intentionally Omitted.

    22. FURTHER AGREEMENTS BY PURCHASER. Purchaser agrees to indemnify and hold Seller harmless from and against, and to reimburse Seller with respect to, any and all claims, demands, causes of action, losses, damages, liabilities, costs, and expenses (including attorneys' fees and court costs) asserted against or incurred by Seller relating to the period of time as of and subsequent to (but not prior to) the Closing by reason of or arising out of the ownership, physical condition, maintenance and/or operation of the Property subsequent to (but not prior to) the Closing. This provision shall expressly survive Closing.

    23. REAL ESTATE COMMISSIONS. Seller agrees to pay upon the Closing of the transaction contemplated hereby, and not otherwise, the agreed amount due to Agent pursuant to a separate agreement (the "Commission") (to be payable out of the proceeds of the sale received by Seller at Closing). The Commission to the Agent shall in no event be payable unless and until the transaction contemplated hereby is closed in accordance with this Agreement; if such transaction is not closed for any reason, including, without limitation, failure of title or default by Seller or Purchaser or termination of this Agreement, then the Commission will not be deemed to have been earned and shall not be clue or payable. Each party hereto represents to the other that except for the Agent, it has not authorized any broker or finder to act on its behalf in connection with the sale and purchase hereunder and that such party has not dealt with any broker or finder purporting to act on behalf of any other party. Each party hereto agrees to indemnify and hold harmless the other party from and against any and all, losses, liens, claims, judgments, liabilities, costs, expenses or damages (including reasonable attorneys' fees and court costs) of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by such party or on its behalf with any broker or finder in connection with this Agreement or the transaction contemplated hereby. Notwithstanding anything to the contrary contained herein, this Section shall survive the Closing or any termination of this Agreement.

    24. NOTICE. Any notice or communication required or permitted hereunder shall be given in writing, sent by (a) personal delivery, (b) overnight delivery service by Federal Express or other reputable delivery service with proof of delivery, (c) United States, mail, postage prepaid, registered or certified mail, (d) telecopy (provided that such telecopy is confirmed by overnight delivery service or by mail in the manner previously described) addressed as set forth in Section 1 hereof, or to such other address or to the attention of such other persons as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of telecopy upon receipt.

     25. ASSIGNMENT. Purchaser shall not have the right to assign its interest in this Agreement without obtaining the prior written consent of Seller, which consent shall not be unreasonably withheld; provided, however, that Purchaser may, without Seller's consent, assign this Agreement to any entity controlled by, under common control with or controlling Purchaser, or to Purchaser's lender. Purchaser hereby agrees that any assignment by Purchaser in contravention of this provision shall be void and shall not relieve Purchaser of its obligations and liabilities hereunder.

    26. NO REPRESENTATIONS. EXCEPT AS EXPRESSLY SET FORTH HEREIN OR IN ANY OF THE INSTRUMENTS ATTACHED AS EXHIBITS HERETO, SELLER MAKES NO WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY, ITS PHYSICAL CONDITION, INCOME TO BE DERIVED THEREFROM OR EXPENSES TO BE INCURRED WITH RESPECT THERETO, OR WITH RESPECT TO INFORMATION OR DOCUMENTS PREVIOUSLY FURNISHED TO PURCHASER OR FURNISHED TO PURCHASER PURSUANT TO THIS AGREEMENT, OR WITH RESPECT TO SELLER'S OBLIGATIONS OR ANY OTHER MATTER OR THING RELATING TO OR AFFECTING THE SAME, AND THERE ARE NO ORAL AGREEMENTS, WARRANTIES OR REPRESENTATIONS COLLATERAL TO OR AFFECTING THE PROPERTY EXCEPT AS MAY OTHERWISE BE EXPRESSLY SET FORTH HEREIN. ANY SUIT BY PURCHASER FOR ANY BREACH BY SELLER OF ANY REPRESENTATION, WARRANTY OR COVENANT CONTAINED HEREIN MUST BE FILED ON OR BEFORE ONE (1) YEAR AFTER THE CLOSING DATE
OR SHALL BE FOREVER BARRED (THE "LIMITATION DATE"). NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, THIS SECTION SHALL SURVIVE THE CLOSING OR ANY TERMINATION OF THIS AGREEMENT. THE PARTIES AND EACH OF THEM MUTUALLY, EXPRESSLY, KNOWINGLY, AND INTENTIONALLY, WAIVE ALL RIGHTS AND PROTECTIONS UNDER APPLICABLE LAW EXCEPT FOR THOSE EXPRESSLY RESERVED HEREIN.

    27. ATTORNEYS' FEES AND LEGAL EXPENSES. Should either party hereto institute any action or proceeding in court to enforce any provision hereof or for damages by reason of any alleged breach of any provision of this Agreement or for any other judicial remedy, the prevailing party shall be entitled to receive from the losing party all reasonable attorneys' fees and all court costs in connection with said proceedings.

    28. INTENTIONALLY OMITTED.

     29. SECTION HEADINGS. The Section headings contained in this
Agreement are for convenience only and shall in no way enlarge or limit the scope or meaning of the various and several sections hereof.

     30. ENTIRE AGREEMENT. This Agreement embodies the entire agreement between the parties hereto and supersedes any prior understandings or written or oral agreements between the parties concerning the Property. This Agreement cannot be varied, modified, amended, altered or terminated except by the written agreement of the parties.

     31. APPLICABILITY. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns, except as expressly set forth herein.

     32. TIME. Time is of the essence in the performance of Purchaser's obligations under this Agreement.

     33. GENDER AND NUMBER. Within this Agreement, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires.

     34. REPORTING OF FOREIGN INVESTMENT. Seller and Purchaser agree to comply with any and all reporting requirements applicable to the transaction which is the subject of this Agreement which are set forth in any law, including, but not limited to, The International Investment Survey Act of 1976, The Agricultural Foreign Investment Disclosure Act of 1978, The Foreign Investment in Real Property Tax Act of 1980 and the Tax Reform Act of 1984, and further agree upon request of one party to furnish the other party with evidence of such compliance.

     35. EXHIBITS. All exhibits described herein and attached hereto are fully incorporated into this Agreement by this reference for all purposes.

     36. EXECUTION. This Agreement is executed in multiple counterparts, each of which shall be deemed to be an original.

     37. APPLICABLE LAW. All questions with respect to the construction of this Agreement and the rights and liabilities of the parties under this Agreement shall be determined in accordance with the laws of the State of Maryland, without regard to the application of choice of law principles, except to the extent that such laws are superseded by federal law.

     38. CONFIDENTIALITY. Seller and Purchaser hereby covenant and agree that, at all times after the date of execution hereof and prior to the Closing, unless consented to in writing by the other party, no press release or other public disclosure concerning this transaction shall be made, and each party agrees to use best efforts to prevent public disclosure of this transaction, other than (a) to directors and officers of the parties, and employees, agents, lenders, investment advisors, partners, consultants, representatives and affiliates of the parties who are involved in the ordinary course of business with this transaction, and each party shall use their best efforts to instruct all of such persons to comply with the non-disclosure provisions hereof, (b) in response to lawful process or subpoena or other valid or enforceable order of a court of competent jurisdiction; (c) in any filings with governmental authorities required by reason of the transactions provided for herein, and (d) in the exercise of any remedy hereunder.

     39. REFUND OF EARNEST MONEY. Notwithstanding anything contained in this Agreement to the contrary, as a condition precedent to Purchaser's entitlement to the Earnest Money, Purchaser shall (a) execute and deliver to Seller the Release in the form attached hereto as EXHIBIT D and (b) deliver to Seller originals of any and all inspection reports from third parties concerning the physical condition of the Property which were obtained by Purchaser in connection with this Agreement.

     40. EXPIRATION. The execution of this Agreement by Purchaser and the delivery hereof to Seller shall constitute an offer which shall be automatically revoked, withdrawn and terminated unless Seller accepts same by executing this Agreement and delivering one fully executed copy thereof to Purchaser prior to five o'clock p.m. Houston, Texas time on the tenth (1Oth) day after receipt thereof by Seller.

     41. GENERAL ESCROW PROVISIONS.

          (a) ESCROW INSTRUCTIONS. This Agreement when signed by
     Purchaser and Seller shall also constitute escrow instructions to Escrow Agent, as escrow holder.

          (b) OPENING OF ESCROW. When both (i) this Agreement, fully signed, or in signed counterparts, and (ii) the Initial Earnest Money are delivered to Escrow Agent, Escrow shall be deemed open, and Escrow Agent shall immediately notify Purchaser and Seller by telephone and in writing of the date of opening of Escrow.

          (c) GENERAL PROVISIONS. If any requirements relating to the duties or obligations of the Escrow Agent are unacceptable to the Escrow Agent, or if the Escrow Agent requires additional instructions, the parties agree to make such additional instructions as Purchaser and Seller shall mutually approve and which do not materially alter the terms of this Agreement. Any supplemental instructions shall be signed only as an accommodation to Escrow Agent and shall not be deemed to modify or amend the rights of Purchaser and Seller, as between Purchaser and Seller, unless these supplemental instructions expressly so provide.

         (d) RECORDATION AND DELIVERY OF DOCUMENTS. When Purchaser and
     Seller have satisfied their respective closing obligations under Section 19, and each of the conditions under Sections 8 and 9 have either been satisfied or waived, Title Company shall cause the Deed to be recorded in the Land Records of Montgomery County, in a manner so that the Title Company is in a position to issue the Title Policy as provided in
     Section 19(c). Immediately after the Closing, Title Company shall deliver to Seller and to Purchaser all documents and funds to which each is entitled. After recordation, the Deed shall be returned to Purchaser. Immediately after recordation, Title Company shall deliver a copy of all documents recorded through escrow bearing the Recorder's identifying information to Purchaser and Seller.

         (e) PERFORMANCE BY ESCROW HOLDER. Escrow Agent is to be concerned only with those paragraphs under this Agreement where Escrow Agent is given instructions to perform certain acts or with those paragraphs where escrow holders generally and reasonably would be expected to act.

     42. JOINT AND SEVERAL LIABILITY. If Purchaser consists of more than one person or entity, then the obligations of Purchaser under this Agreement shall be the joint and several obligations of said persons and/or entities.

     43. RULE OF CONSTRUCTION. Purchaser and Seller have each read and fully understand the terms of this Agreement, and each has had the opportunity to have this Agreement reviewed by its own counsel. The rule of construction providing that ambiguities in an agreement shall be construed against the party drafting the same shall not apply. If any time limit stated herein would end on a non-business day (i.e., a Saturday, Sunday or Federal holiday), such time limit shall be extended so as to end on the next business day.

    44. ARBITRATION OF DISPUTES. ANY AND ALL CONTROVERSIES ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE BREACH THEREOF, SHALL BE SETTLED BY ARBITRATION IN ACCORDANCE WITH THE MARYLAND ARBITRATION ACT (THE CODE OF MARYLAND, COURTS AND JUDICIAL PROCEEDINGS ARTICLE, TITLE 3, SUBTITLE 2, HEREINAFTER "THE ACT") AND JUDGMENT UPON THE AWARD MAY BE ENTERED IN THE CIRCUIT COURT OF MARYLAND FOR MONTGOMERY COUNTY, OR OTHER MARYLAND COURT HAVING JURISDICTION THEREOF (THE "COURT"). UPON THE REQUEST OF ONE OF THE PARTIES, THE PARTIES AGREE TO STIPULATE TO A MUTUALLY ACCEPTABLE ARBITRATOR OR ARBITRATORS WITHIN THIRTY (30) DAYS OF THE REQUEST. AS PART OF THE STIPULATION, THE PARTIES SHALL BE BOUND BY THE DECISION OF THE ARBITRATOR(S) AND THE PARTIES WAIVE ALL RIGHT OF APPEAL. IN THE EVENT THAT THE PARTIES ARE UNABLE TO REACH AGREEMENT CONCERNING THE ARBITRATOR(S), ONE OR MORE ARBITRATORS WILL BE APPOINTED BY THE COURT PURSUANT TO SECTION 3-201 OF THE ACT. IN ANY EVENT, THE COST OF THE

ARBITRATOR(S) SHALL BE DIVIDED EQUALLY BETWEEN THE PARTIES.

NOTICE: BY INITIALING IN THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THIS AGREEMENT DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY MARYLAND LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY INITIALING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF SECTION 3-207 OF THE ACT. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY.

     WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION TO NEUTRAL ARBITRATION.

                                  /s/ G
      -----------------           --------------------
      Seller's Initials           Purchaser's Initials

     45. REGARDING BROKERS. As provided in Section 23 hereof, Seller shall pay a real estate brokerage commission to The Carey Winston Company and Smithy Braedon/ONCOR Realty, to be divided equally between them. Purchaser and Seller hereby acknowledge their understanding of the fact that The Carey Winston Company is acting as Seller's broker ONLY and that Smithy Braedon/ONCOR Realty is acting as Purchaser's broker, ONLY.

     46. AUDIT RIGHTS. At Purchaser's request at any time from and after the date hereof until the date that is one (1) year after the Closing Date, Seller shall, at Purchaser's expense, provide to Purchaser's designated independent auditor access to the books and records of the Property, regarding the period for which Purchaser is required to have audited financial statements prepared with respect to the Property from January 1, 1996 through the Closing Date as may be required in order for Purchaser to qualify as a "real estate investment trust" under the applicable provisions of the Internal Revenue Code or to comply with the disclosure and reporting requirements of the Securities and Exchange Commission, to the extent that such books, records and related information are in Seller's possession or control and relate to the period during which Seller held title to the Property.

     IN WITNESS WHEREOF, this Agreement is executed in multiple originals by Seller and Purchaser as of the date first above written.

                                    SELLER:

                                    THE VARIABLE ANNUITY LIFE
                                    INSURANCE COMPANY, a Texas corporation

                                    By:    /s/ Lawrence Kupstas
                                           --------------------------------
                                    Name:  LAWRENCE KUPSTAS
                                           --------------------------------
                                    Title: REAL ESTATE INVESTMENT OFFICER
                                           --------------------------------

                                    PURCHASER:

                                    ALEXANDRIA REAL ESTATE EQUITIES, INC.,
                                    a Maryland Corporation

                                    By:   /s/ Alan D. Gold
                                          --------------------------------
                                    Name:  ALAN D. GOLD
                                          --------------------------------
                                    Title: PRESIDENT
                                          --------------------------------

    An original fully executed copy of this Agreement, together with the Initial Earnest Money, has been received by the Escrow Agent this the ___ day of _________________, 1997 and by the execution hereof the Escrow Agent hereby covenants and agrees to be bound by the terms of this Agreement.

                                     WATT, TIEDER & HOFFAR, L.L.P.

                                     By:
                                        ---------------------------------
                                        Wayne G. Tatusko, Partner

                               LIST OF EXHIBITS

           EXHIBIT A Legal Description

           EXHIBIT B Special Warranty Deed

           EXHIBIT C Purchaser's Affidavit

           EXHIBIT D Release

           EXHIBIT E Bill of Sale and General Assignment

           EXHIBIT F Assignment and Assumption of Leases and Security Deposits

           EXHIBIT G Tenant Notice

                                      EXHIBIT A

                                  LEGAL DESCRIPTION

Parcel X-6 in a subdivision known as "Parcel X-6, PHEASANT RUN" as per plat (the "Record Plat") thereof recorded in Plat Book 169 at Plat 19055 among the Land Records of Montgomery County, Maryland.

                                      EXHIBIT B

Recording requested by and
when recorded mail to and
mail tax statements to:

---------------------------

---------------------------

---------------------------

---------------------------

                                SPECIAL WARRANTY DEED

    THIS SPECIAL WARRANTY DEED is made this ___ day of _________________, 199_, by THE VARIABLE ANNUALLY LIFE INSURANCE
COMPANY, a Texas corporation (the "Grantor") and ALEXANDRIA REAL ESTATE EQUITIES, INC., a Maryland corporation (the "Grantee").

                                   WITNESSETH:

    In consideration of Ten Dollars ($l0.00) and other good and valuable consideration, Grantor does hereby grant and convey unto Grantee in fee simple all that property described on EXHIBIT A attached hereto and incorporated herein by this reference, together with the buildings and improvements located thereon, and known generally as 940 Clopper Road in Gaithersburg, Maryland (the "Property").

    This conveyance is made and accepted subject to (a) the matters herein stated, (b) the matters described on EXHIBIT B attached hereto, to the full extent same are valid and pertain to the Property, (c) any and all matters on the ground that a true and correct survey would reveal and (d) real and personal property taxes and general or special assessments against the Property, a lien not yet delinquent.

    TO HAVE AND TO HOLD said Property, together with each and every title, right, privilege, appurtenance and advantage thereunto belonging, or in anywise appertaining, unto and for the proper use only, benefit and behoof forever of the Grantee, its successors and assigns, in fee simple.

    And the Grantor does hereby covenant to warrant specially the Property hereby conveyed, and to execute such further assurances of the Property as may be requisite.

     IN WITNESS WHEREOF, the undersigned hereby executes this Special Warranty Deed as of the ___ day of _______________, 1997.

                              THE VARIABLE ANNUITY LIFE INSURANCE
                              COMPANY, a Texas corporation

                              By:
                                  ---------------------------------
                              Name (typed):
                                           ------------------------
                              Title:
                                    -------------------------------

    The undersigned hereby certifies that this SPECIAL WARRANTY DEED was prepared by the undersigned, who is an attorney duly admitted to practice law before the Court of Appeals of Maryland.

                   ----------------------------------------

STATE OF MARYLAND )
                  )
COUNTY OF         )

     On this ____ day of ____________, 1997, before me,_____________, the undersigned officer, personally appeared ____________________, who acknowledged himself to be the _____________ of The Variable Annuity Life Insurance Company, a Texas corporation, and that he, as such ______________, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as __________________________.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                       -----------------------------------
                                       Notary Public

[Notarial Seal]                        My commission expires:
                                                             --------------

EXHIBIT A - Legal Description
Exhibit B - Permitted Encumbrances

     Pursuant to the provisions of Section 3.501 of Subtitle 5, Real Property Article, Annotated Code of Maryland (1988 Repl. Vol.) the following additional information is provided:

     (a) The address of the Grantee is: Alexandria Real Estate Equities, Inc.
                                        251 South Lake Avenue, Suite 700
                                        Pasadena, California 91101

     (b) The address of the Grantor is: American General Realty Advisors, Inc.
                                        2929 Allen Parkway, 40th Floor
                                        Houston, Texas 77019
                                        Attention: Mr. J. Brady Wilkins

     (c) The name and address of the title insurer insuring this instrument is:



     (d) The street address of the Property is:  940 Clopper Road
                                                 Gaithersburg, Maryland

     (e) The parcel identifier number is:



     (f) The record legal description of the Property is shown as Exhibit A of this Deed.

                                     EXHIBIT C

                         PURCHASER'S AFFIDAVIT AND AGREEMENT

          This day personally came and appeared before me, the undersigned authority, _________________________, the _________________ of ALEXANDRIA
REAL ESTATE EQUITIES, INC. ("Purchaser"), who is knowledgeable of the facts stated herein who, on being duly sworn, stated under oath as follows that:

          1. Pursuant to Section 13 of that certain Purchase and Sale Agreement ("Agreement") dated __________, 1997, by and between Purchaser and THE VARIABLE ANNUITY LIFE INSURANCE COMPANY ("Seller"), Purchaser has had full access to and has (to Purchaser's satisfaction) exercised its option to inspect and evaluate for potential purchase that certain property known as 940 Clopper Road, Gaithersburg, Montgomery County, Maryland, and more particularly described on EXHIBIT A attached hereto ("Property").

         2. Purchaser and experts of Purchaser's choice have had full access to and have (to Purchaser's satisfaction) (i) physically inspected the Property, (ii) analyzed the present, past and Purchaser's projected use of the Property, (iii) determined the fair market value of the Property in its "AS IS" condition as of the closing date and (iv) independently verified all material documents and information provided to Purchaser by Seller and Seller's Agents (as hereinafter defined).

         3. Purchaser has not relied upon and is not relying upon any document, representation or information provided to Purchaser by Seller (except as set forth in the Agreement) or Seller's Agents (as defined in Section 6 below).

         4. There are no verbal promises or verbal representations which have been made by Seller or Seller's Agents nor relied upon by Purchaser in connection with the Property or the Agreement. There are no underperformed written promises by Seller or Seller's Agents in connection with the Property or the Agreement except as follows:

                      ___________________________________
                      ___________________________________
                      ___________________________________
                      ___________________________________

         5. The Property inspection reports attached hereto as EXHIBIT B were prepared at Purchaser's request for Purchaser's benefit and constitute all reports of such type which were obtained by Purchaser in connection with Purchaser's evaluation and decision to purchase the Property; and said reports are the primary source of information relied upon by Purchaser in making Purchaser's decision to purchase the Property and Purchaser has not relied upon Seller's information or reports.

              6. Purchaser hereby releases Seller from and waives any and all causes of action, claims, liabilities, damages or injury arising from, connected with or otherwise caused by: (a) statements, opinions or information obtained from Seller's brokers, contractors, property managers or similar individuals or entities engaged by Seller ("Seller's Agents") related to or involving the Property or (b) information withheld by Seller's Agents unless withheld at the express direction of Seller and related to or involving the Property; or (c) environmental contamination existing in, at or under the Property, including but not limited to all CERCLA (Comprehensive Environmental Response, Compensation, and Liability Act of 1980 as amended) based or related claims, liabilities or damages or environmental claims or causes of action arising from any other federal or state based statutory or regulatory cause of action. Seller's agents include, but are not limited to, Seller's listing broker, The Carey Winston Company, and any other agent or representative of Seller who discussed the Property with or provided information to Purchaser or Purchaser's representatives.


                                ALEXANDRIA REAL ESTATE EQUITIES, INC.

                                By:
                                   ----------------------------------
                                Name:
                                     --------------------------------
                                Title:
                                      -------------------------------

     Sworn to and subscribed to before me by __________________________, the _____________________ of ALEXANDRIA REAL ESTATE EQUITIES, INC., this ___ day of
________________, 1997.

                                -------------------------------------
                                Notary Public
                                State of
                                        -----------------------------

                                    EXHIBIT D

                                     RELEASE

    This Release ("Release") is entered into this day of ______________, 1997, between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, as "Seller" and ALEXANDRIA REAL ESTATE EQUITIES, INC., as "Purchaser."

                                    RECITALS

    A. Seller and Purchaser entered into that certain Purchase and Sale Agreement (the "Agreement) dates effective ________________, 1997, provided for the purchase and sale of the Property situated in Gaithersburg, Maryland.

    B. Purchaser has terminated the Agreement and is entitled to a refund of the Initial Earnest Money. Under Section 39 of the Agreement, Purchaser must execute and deliver to Seller this Release.

    NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

1. Seller and Purchaser hereby ratify and confirm the above recitals. All defined terms used in this Release shall have the same meanings assigned them in the Agreement.

2. Purchaser hereby releases and discharges Seller, its agents and contractors, from any and all claims, liabilities and expenses (including reasonable attorney's fees) in connection with the Agreement, and does further ratify and confirm that Purchaser has no rights in and to the Property.

3. Seller does hereby release and discharge Purchaser, its agents and contractors, from any and all claims, liabilities and expenses (including reasonable attorney's fees) in connection with the Agreement.

4. Seller and Purchaser hereby instruct the Escrow Agent to deliver to Purchaser the Initial Earnest Money.

5. This Release does not purport to release the matters set forth below, and Seller and Purchaser hereby reserve all rights and remedies relating to:

    (a) any breach by Purchaser under Section 38 of the Agreement;

    (b) the indemnity made by Purchaser in Section 13 of the Agreement; and

    (c) the joint indemnity made in Section 23 of the Agreement.

6. Seller and Purchaser hereby represent and warrant to the other that each has the power and authority to enter into this Release and that each party is the owner and holder of all claims and causes of action purported to be released hereunder.

                                    SELLER

                                    THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                                    By:
                                       --------------------------------------
                                    Name:
                                          -----------------------------------
                                    Title:
                                          -----------------------------------

                                    PURCHASER:

                                    ALEXANDRIA REAL ESTATE EQUITIES, INC.

                                    By:
                                       --------------------------------------
                                    Name:
                                          -----------------------------------
                                    Title:
                                          -----------------------------------

                                    EXHIBIT E

                      BILL OF SALE AND GENERAL ASSIGNMENT

     Concurrently with the execution and delivery hereof, THE VARIABLE ANNUITY LIFE INSURANCE COMPANY ("Assignor") is conveying to ALEXANDRIA REAL ESTATE EQUITIES, INC. ("Assignee") by Special Warranty Deed, that certain tract of land together with the improvements thereon ("Property") lying and being situated in Montgomery County, Maryland, and being more particularly described on EXHIBIT A attached hereto and made a part hereof for all purposes.

     It is the desire of Assignor to hereby ASSIGN, TRANSFER and CONVEY to Assignee all fixtures, fittings, appliances, apparatus equipment, machinery and other items of personal property, affixed or attached to, or placed or situated upon, the Property, except those not owned by Assignor, and any and all other incidental rights and appurtenances relating thereto as more fully described below (such properties being collectively called the "Assigned Properties").

     NOW, THEREFORE, in consideration of the receipt of Ten Dollars ($10.00) and other good and valuable consideration in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged and confessed by Assignor, Assignor does hereby ASSIGN, TRANSFER, SET OVER and DELIVER to Assignee, its successors and assigns, all of the Assigned Properties, without warranty whether statutory, express or implied, including, without limitation, the following:

     1. All equipment, furniture, building supplies, appliances, fixtures and all other personal property of every kind and character, if any, owned by Assignor and located in or on the Property;

     2. All of Assignor's interest, if any, in and to all use, occupancy, building and operating permits, licenses and approvals, if any, issued from time to time with respect to the Property or the Assigned Properties;

     3. All of Assignor's interest in and to all management, maintenance, service and supply contracts, if any, relating to the Property or the Assigned Properties;

     4. All of Assignor's interest in and to all existing and assignable guaranties and warranties (express or implied), if any, issued in connection with the construction, alteration and repair of the Property and/or the purchase, installation and the repair of the Assigned Properties; and

     5. All rights, which Assignor may have, if any, in and to any telephone numbers and listings, all master keys, all goodwill, if any, and any and all other rights, privileges and appurtenances owned by Assignor and related to or used in connection with the existing business operation of the Property.

     TO HAVE AND TO HOLD the Assigned Properties unto Assignee, its successors and assigns, forever, and Assignor does hereby bind itself, its successors and assigns, to WARRANT and FOREVER DEFEND, all and singular, title to the Assigned Properties unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof, by, through or under Assignor but not otherwise.

     ASSIGNEE ACKNOWLEDGES THAT ASSIGNOR HAS NOT MADE, DOES NOT MAKE, AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OF CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, OF, AS TO, CONCERNING, OR WITH RESPECT TO, (i) THE VALUE, NATURE, QUALITY OR CONDITION OF THE ASSIGNED PROPERTIES, (ii) THE SUITABILITY OR ACCURACY OF THE ASSIGNED PROPERTIES,
(iii) THE COMPLIANCE OF OR BY THE ASSIGNED PROPERTIES WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OF BODY,
(iv) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE ASSIGNED PROPERTIES, OR (v) ANY OTHER MATTER WITH RESPECT TO THE ASSIGNED PROPERTIES, AND SPECIFICALLY, THAT ASSIGNOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS OR WARRANTEES REGARDING COMPLIANCE OF THE ASSIGNED PROPERTIES WITH ANY ENVIRONMENTAL PROTECTION OR POLLUTION LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS, INCLUDING, WITHOUT LIMITATION, THOSE PERTAINING TO SOLID WASTE, AS DEFINED BY THE U.S. ENVIRONMENTAL PROTECTION AGENCY REGULATIONS AT 40 C.F.R., PART 261, OR THE DISPOSAL OR EXISTENCE, IN OR ON THE ASSIGNED PROPERTIES, OF ANY HAZARDOUS SUBSTANCES, AS DEFINED BY THE COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY ACT OF 1980, AS AMENDED, AND THE REGULATIONS PROMULGATED THEREUNDER. ASSIGNEE SHALL RELY SOLELY ON ITS OWN INVESTIGATION OF THE ASSIGNED PROPERTIES AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY ASSIGNOR, ITS AGENTS OR CONTRACTORS. ASSIGNOR SHALL NOT BE LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE ASSIGNED PROPERTIES OR THE OPERATION THEREOF, FURNISHED BY ANY PARTY PURPORTING TO ACT ON BEHALF OF ASSIGNOR.

     Assignee hereby agrees to assume and perform all obligations accruing under the management, maintenance, service and supply contracts listed on EXHIBIT B attached hereto and made a part hereof from and after the date hereof, and Assignee does hereby agree to indemnify and hold Assignor harmless from all such obligations.

     IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed on this ___ day of ___________________, 1997

                                    ASSIGNOR:

                                    THE VARIABLE ANNUITY LIFE INSURANCE
                                    COMPANY

                                    By:
                                       --------------------------------------
                                    Name:
                                          -----------------------------------
                                    Title:
                                          -----------------------------------

                                    ASSIGNEE:

                                    ALEXANDRIA REAL ESTATE EQUITIES, INC.

                                    By:
                                       --------------------------------------
                                    Name:
                                          -----------------------------------
                                    Title:
                                          -----------------------------------

                                      EXHIBIT F

                             ASSIGNMENT AND ASSUMPTION OF
                             LEASES AND SECURITY DEPOSITS

     This Agreement is executed by THE VARIABLE ANNUITY LIFE INSURANCE COMPANY ("Seller"), and ALEXANDRIA REAL ESTATE EQUITIES, INC.
("Purchaser"), as of the ____ day of ______________, 1997.

                                    RECITALS:

     A. Purchaser is contemporaneously purchasing from Seller and Seller is conveying to Purchaser the real property described on EXHIBIT A attached hereto and made a part hereof together with all improvements thereon and appurtenances thereto ("Property").

     B. The Property is occupied by various tenants ("Tenants") claiming under written space leases listed and described on EXHIBIT B attached hereto and made a part hereof (the "Rent Roll").

     C. The Rent Roll includes a list of which Tenants from whom security deposits were collected (herein the total of all such deposits being transferred are referred to as the "Security Deposits").

     D. Seller desires to transfer and assign all of Seller's rights, title and interests in and to (i) the Leases, and (ii) the Security Deposits actually collected by Seller.

    NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller hereby transfers and assigns to Purchaser all right, title and interest of Seller in and to (i) the Leases, and (ii) the Security Deposits actually collected by Seller.

    Purchaser hereby assumes all obligations (i) of the landlord under the Leases arising from and after the date hereof, and (ii) under the Leases to pay or account for the Security Deposits, regardless of whether actually transferred to Purchaser.

    Seller does not hereby transfer or assign to Purchaser any Security Deposits paid by the Tenants to any former owners of the Property other than Seller unless such Security Deposits were actually transferred to Seller. It is further agreed that rents under the Leases shall be prorated as of the date hereof, except that no proration shall be made for rents delinquent as of the date hereof (herein called the "Delinquent Rents"). Purchaser shall make a good faith and diligent effort to collect all Delinquent Rents for the benefit of Seller and such collections shall be remitted to Seller promptly upon receipt by Purchaser. Amounts collected by Purchaser from Tenants owing

Delinquent Rents shall be applied first to current rents owed by such Tenant and then to Delinquent Rents. Nothing in this Section shall restrict Seller's right to collect Delinquent Rents directly from a Tenant by any legal means.

     The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their respective heirs, executors, administrators, successors and assigns.

     EXECUTED the day and year first written above.

                                   SELLER:

                                   THE VARIABLE ANNUITY LIFE INSURANCE
                                   COMPANY

                                    By:
                                       --------------------------------------
                                    Name:
                                          -----------------------------------
                                    Title:
                                          -----------------------------------

                                    PURCHASER:

                                    ALEXANDRIA REAL ESTATE EQUITIES, INC.

                                    By:
                                       --------------------------------------
                                    Name:
                                          -----------------------------------
                                    Title:
                                          -----------------------------------

                                      EXHIBIT G

                                    TENANT NOTICE
_______________________

_______________________

_______________________

Re:  Your lease (the "Lease") at 940 Clopper Road, Gaithersburg,
     Maryland (the "Project")
     ------------------------------------------------------------

Gentlemen:

     You are hereby notified that The Variable Annuity Life Insurance Company ("Seller") has sold the Project to ALEXANDRIA REAL ESTATE EQUITIES, INC. ("Purchaser") as of the date of this Tenant Notice, and in connection with such sale Seller has assigned and transferred its interest in the Lease and any and all security deposits to Purchaser, and Purchaser has assumed and agreed to perform all of the landlord's obligations under the Lease (including any obligations set forth in the Lease to repay or account for any security deposits thereunder) from and after such date. Accordingly, (a) all of your obligations under the Lease from and after the date of this Tenant Notice (including your obligation to pay rent) shall be performable to and for the benefit of Purchaser, its successors and assigns, and (b) all of the obligations of the landlord under the Lease (including any obligations to repay or account for any security deposits) shall be the binding obligations of Purchaser and its successors and assigns. The current amount of the security deposit for which Purchaser is responsible with respect to the Lease is $__________.

     The address of Purchaser for all purposes under the Lease (including the payment of rent) is __________________.

                                    Very truly yours,

                                    THE VARIABLE ANNUITY LIFE
                                    INSURANCE COMPANY

                                    By:
                                       --------------------------------------
                                    Name:
                                          -----------------------------------
                                    Title:
                                          -----------------------------------

                                                           "SELLER"

AGREED AND ACCEPTED:

______________________________

______________________________